September 22, 2021

BNY MELLON LARGE CAP SECURITIES FUND, INC.

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Karen Behr, Matthew Jenkin, Julianne McHugh, Erik A. Swords and Leigh N. Todd, CFA are the fund's primary portfolio managers, positions they have held since September 2021, April 2020, September 2021, July 2019 and November 2015, respectively. Mses. Behr and Todd are portfolio managers at Newton Investment Management North America, LLC (Newton), an affiliate of BNY Mellon Investment Adviser. Messrs. Jenkin and Swords are research analysts at Newton. Ms. McHugh is Head of Impact strategy initiatives at Newton.

*********

The following information supersedes and replaces the information in the third paragraph in the section "Fund Details – Management" in the prospectus:

Karen Behr, Matthew Jenkin, Julianne McHugh, Erik A. Swords and Leigh N. Todd, CFA are the fund's primary portfolio managers, positions they have held since September 2021, April 2020, September 2021, July 2019 and November 2015, respectively. Ms. Behr is a portfolio manager at Newton. She has been employed by Newton or a predecessor company of Newton since 2008. Ms. Todd is a portfolio manager at Newton. She has been employed by Newton or a predecessor company of Newton since 2001. Mr. Swords is a research analyst at Newton. He has been employed by Newton or a predecessor company of Newton since December 2005. Mr. Jenkin is a research analyst at Newton. He has been employed by Newton or a predecessor company of Newton since 2015. Ms. McHugh is Head of Impact strategy initiatives at Newton. She has been employed by Newton or a predecessor company of Newton since 2004.

0026STK0921